UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2005

EVERGREENBANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

000-32915	91-2097262

(Commission File Number)	(IRS Employer Identification No.)

301 Eastlake Avenue East, Seattle, Washington	98109

(Address of Principal Executive Offices)	(Zip Code)

206/628-4250

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.1

Item 1.01 Entry into a Material Definitive Agreement.

     EvergreenBank (the “Bank”), a wholly-owned subsidiary of EvergreenBancorp, Inc. (the “Registrant”) entered into individual Change of Control Severance Agreements (the “Agreement”) with Gerald O. Hatler and William G. Filer II, effective May 24, 2005. Mr. Hatler serves as President and Chief Executive Officer of the Bank and the Registrant. Mr. Filer serves as Senior Vice President and Chief Financial Officer of the Bank and the Registrant. The following summary applies to each executive’s Agreement with the Bank.

     The Agreement provides for severance benefits if the executive’s employment is terminated under certain defined circumstances within twelve (12) months following a change of control, as defined in the Agreement. Those circumstances include termination of employment for “good reason” or other than “termination for cause,” as those terms are defined. Severance benefits for the executive include: (i) a sum equal to two (2) times the executive’s W-2 income, before salary deferral, received from the Bank for the calendar year ending before, or simultaneously with, the effective date of the change of control; (ii) a continuation, for twelve (12) months after the effective date of termination, of life, medical, dental, and disability coverage substantially identical to the coverage maintained by the Bank or the Registrant for the executive immediately prior to the effective date of termination, except to the extent such coverage may be changed in its application to all Bank or Registrant employees on a nondiscriminatory basis. If the severance benefits payable under the Agreement, together with any other payments made or to be made for the executive’s benefit would be a “parachute payment” as defined in Section 280G of the Internal Revenue Code, then payment under the Agreement shall be reduced so that the total amount does not constitute a parachute payment. The Agreement is further limited so that no payment would constitute a “golden parachute” payment under identified regulatory rules.

     The Agreement contains termination provisions that can become effective under stated circumstances. As part of the consideration for the benefits provided, the executive agrees to honor certain confidentiality and noncompetition provisions described in the Agreement.

     The foregoing is only intended to be a summary description of certain terms of the Agreement and is not intended to be a complete discussion of the document. Accordingly, the foregoing is qualified entirely by the full text of the Agreement which is annexed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	The following exhibit is furnished as part of this Form 8-K.

Exhibit No.	Description
10.1	Change of Control/Severance Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREENBANCORP, INC.
Dated: May 27, 2005	By:	/s/ William G. Filer II
William G. Filer II
Sr. Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Change of Control/Severance Agreement.

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